AlphaClone Alternative Alpha ETF
Schedule of Investments
December 31, 2021 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.7%
	Communication Services - 14.2%
274	Alphabet, Inc. - Class A (a)	$793,789
19,848	Criteo SA - ADR (a)	771,492
1,172	Netflix, Inc. (a)	706,060
3,318	Roku, Inc. (a)	757,168
2,629	Sea, Ltd. - ADR (a)	588,133
6,874	T-Mobile US, Inc. (a)	797,246
		4,413,888
	Consumer Discretionary - 22.8%
17,339	Adient plc (a)	830,191
222	Amazon.com, Inc. (a)	740,224
8,557	Caesars Entertainment, Inc. (a)(b)	800,336
2,680	Carvana Company (a)(b)	621,197
4,153	DoorDash, Inc. - Class A (a)(b)	618,382
2,678	Etsy, Inc. (a)(b)	586,321
619	MercadoLibre, Inc. (a)	834,660
20,229	ODP Corporation (a)	794,595
721	Tesla, Inc. (a)	761,939
2,823	Wayfair, Inc. - Class A (a)(b)	536,285
		7,124,130
	Consumer Staples - 2.7%
25,120	elf Beauty, Inc. (a)	834,235
	Energy - 5.0%
24,597	HollyFrontier Corporation	806,290
94,715	ProPetro Holding Corporation (a)	767,191
		1,573,481
	Financials - 9.9%
16,132	Ally Financial, Inc.	768,044
6,980	Houlihan Lokey, Inc.	722,570
13,764	Independence Holding Company (b)	780,144
22,628	Seacoast Banking Corporation of Florida	800,805
		3,071,563
	Health Care - 10.0%
19,733	Bridgebio Pharma, Inc. (a)(b)	329,147
64,714	Ginkgo Bioworks Holdings, Inc. (a)(b)	537,773
1,821	Humana, Inc. (b)	844,689
2,110	Illumina, Inc. (a)	802,728
2,368	Moderna, Inc. (a)(b)	601,425
		3,115,762
	Industrials - 9.7%
7,976	General Electric Company	753,493
23,290	Heritage-Crystal Clean, Inc. (a)	745,746
13,440	Triton International, Ltd.	809,491
17,018	Viad Corporation (a)	728,200
		3,036,930
	Information Technology - 25.4% (c)
6,931	Azenta, Inc.	714,655
2,601	Bill.com Holdings, Inc. (a)(b)	648,039
3,899	Cloudflare, Inc. - Class A (a)(b)	512,718
3,354	Crowdstrike Holdings, Inc. - Class A (a)	686,732
25,589	DXC Technology Company (a)	823,710
18,980	FormFactor, Inc. (a)	867,766
971	HubSpot, Inc. (a)(b)	640,035
2,407	Mastercard, Inc. - Class A	864,883
4,155	PayPal Holdings, Inc. (a)	783,550
494	Shopify, Inc. - Class A (a)	680,431
2,689	Twilio, Inc. - Class A (a)(b)	708,120
		7,930,639
	TOTAL COMMON STOCKS (Cost $31,230,028)	31,100,628

	SHORT-TERM INVESTMENTS - 0.3%
105,251	First American Government Obligations Fund - Class X, 0.03% (d)	105,251
	TOTAL SHORT-TERM INVESTMENTS (Cost $105,251)	105,251
Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 20.7%
6,457,087	Mount Vernon Liquid Assets Portfolio, LLC, 0.12% (d)(e)	6,457,087
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,457,087)	6,457,087
	Total Investments (Cost $37,792,366) - 120.7%	37,662,966
	Liabilities in Excess of Other Assets - (20.7)%	(6,468,999)
	TOTAL NET ASSETS - 100.0%	$31,193,967

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of December 31, 2021. Total value of securities on loan is $6,304,050.
(c)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(d)	Rate shown is the annualized seven-day yield as of December 31, 2021.
(e)	Privately offered liquidity fund.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at December 31, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$31,100,628	$-	$-	$31,100,628
Short-Term Investments	105,251	-	-	105,251
Investments Purchased with Proceeds from Securities Lending	-	6,457,087	-	6,457,087
Total Investments in Securities	$31,205,879	$6,457,087	$-	$37,662,966
^See Schedule of Investments for breakout of investments by sector classification.
For the period ended December 31, 2021, the Fund did not recognize any transfers to or from Level 3.